The Emerging Markets
                                 Income Fund II Inc


                                                                   June 27, 2001


Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of May 31, 2001. Included in this report are market commentary, a listing of the Fund's investments as of May 31, 2001 and financial statements for the 12 months ended May 31, 2001. We hope you find this report to be useful and informative.

The net asset value of the Fund ("NAV")1 increased from $10.84 per share as of May 31, 2000 to $11.53 per share as of May 31, 2001. In addition, dividends of $1.65 per share from net investment income were paid during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the 12 months ended May 31, 2001 was 22.72%. In comparison, the J.P. Morgan Emerging Bond Markets Index Plus (the "EMBI+")2 posted a return of 16.84% for the same period.

MARKET OVERVIEW

10 out of the 16 countries that comprise the EMBI+ outperformed the Index's 16.84% return, as measured by the EMBI+. The upgrade of Mexico's sovereign debt to investment grade status and its deep liquidity attracted a broader group of investors to emerging market debt. This trend continued through January but slowed along with the overall level of economic activity during the rest of the period. Technicals remained strong, which helped the emerging market debt asset class outperform many other asset classes during the period, especially U.S. and European high yield, and U.S. and global equity markets.

At the commencement of the period, the concerns of the U.S. Federal Reserve Board (the "Fed") over inflation drove the discount rate 3 to 6.50%. The market received a boost when the Fed changed its focus from inflation to a slowdown and commenced easing rates in early 2001. The Fed cut rates 100 basis points in January, and 150 basis points over March, April, and May, bringing overnight rates to 4.00% by the end of the period. The Fed's changing bias was caused by evidence that U.S. economic growth has slowed considerably in recent months. We feel the reduction in U.S. rates may provide a boost to Latin American debt, as many investors may turn to international issuers to obtain higher yields. Nevertheless, this potential positive development could be stalled if the U.S. economy continues to slow.


-----------------

1 The NAV is calculated by substracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price.

2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. An investor cannot invest directly in an index.

3 The discount rate is the interest rate the Federal Reserve Bank charges banks on short-term loans (usually overnight or on weekends.)

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
to remain at high levels. Monetary reserves improved substantially as high oil prices contributed to overall credit quality of oil producing countries, namely, Russia, Venezuela, Algeria, Colombia and Mexico. Oil prices fluctuated during the period, ranging from a low of $24.06 to a high of $30.34 per barrel and prices closed the period at about $28.57 per barrel. In our opinion, stable or slightly weaker oil prices will be a modest benefit for oil importers, and will not significantly undermine the very strong external and fiscal performance of the major oil exporters.

Volatility for emerging markets debt remained substantially below historical levels. 12-month volatility ending May 31, 2001 was 9.19%, well below the 19% historical levels. However, the combination of the Turkish and Argentine financial and political turbulence in early 2001 registered an upward movement in volatility levels. We believe this will normalize as the year progresses.

Individual country performance was generally good as 10 of 16 index countries outperformed the EMBI+ return of 16.84%, as measured by the EMBI+. The following is a brief description of each segment's highlights during the period.

LATIN AMERICA

Latin American fixed-income securities had a combined return of 13.21% for the period, as measured by the EMBI+. The key developments in Latin America during the period included: Mexico's PAN candidate, Vicente Fox, was elected as President; Brazil completed a successful $5 billion, 40-year debt exchange; and Venezuelan debt generally improved in credit quality. Argentina's recession and its continuing political and economic woes contributed to the region's underperformance.

o Ecuador. Ecuadorian fixed-income securities returned 83.44% for the period, as measured by the EMBI+. Ecuador dominated individual country performance within the EMBI+. It completed its debt restructuring of defaulted Brady bonds, exchanging them for two issues of global bonds during the year. The market was pleasantly surprised by the relatively fast resolution of this Brady bond default. In addition, the Paris Club 4 granted Ecuador a standard rescheduling of $880 million of bilateral debt. Both of these events contributed to overall strong returns during the period. President Noboa has developed a good working relationship with the IMF 5, an important factor that has been missing in recent years, which we feel will help Ecuador receive future funding. We believe Ecuador's budget forecasts seem realistic and are not based solely on sustained high oil prices. Nevertheless, we also believe the country still needs comprehensive tax reforms to improve its overall fiscal health.

o Venezuela. Venezuelan fixed-income securities returned 21.61% for the period, as measured by the EMBI+. Oil price strength continued to drive the Venezuelan economy. Venezuela's level of international reserves provides a clear measure of the positive impact that rising oil prices have had on the country's credit quality. The approximately $23 billion of international reserves exceed the stock of external debt. Inflation in 2000 was 13.4%, the lowest figure in 14 years, down from 20% in 1999. We maintained our overweight position, relative to the EMBI+, in Venezuelan fixed-income securities.


-----------------

4 The Paris Club is an informal group of sovereign lenders who have extended credit to sovereign governments.

5 The IMF (International Monetary Fund) is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

o Mexico. Mexican fixed-income securities returned 20.85% during the period, as measured by the EMBI+. The election of Vicente Fox, the first non-PRI party president in 70 years, and appointment of Francisco Gil Diaz in February as minister of finance were well received by the market. The Mexican economy benefited from rising oil prices which were reflected in its overall levels of growth and fiscal strength.

o Brazil. Brazilian fixed-income securities returned 10.99% for the period, as measured by the EMBI+, slightly underperforming the EMBI+. A severe drought resulted in a sharp reduction in hydroelectric power generation. The government instituted a series of conservation measures to help reduce the impact of the crisis. Nonetheless, we believe the energy shortfall may reduce 2001 GDP 6 growth by 1.0% to 1.5%. The spike in volatility in international financial markets, combined with concerns regarding a weakening Brazilian real, impacted the economy and led the Brazilian Central Bank to raise the Selic, the overnight lending rate, by 100 basis points in March and April to 16.25%. On a spread duration 7 basis, we maintained our neutral stance relative to the EMBI+ in Brazil.

OTHER EMERGING MARKETS

The debt of other emerging markets generally outperformed Latin American fixed-income securities during the period, returning a combined 26.88%, as measured by the EMBI+. Algeria increased returns in Africa while Russia, Poland and Bulgaria contributed to strong returns in Eastern Europe. Turkey, the worst performer in the EMBI+, as measured by the EMBI+, devalued its currency in the wake of a domestic banking crisis.

o Africa. Algerian fixed-income securities, returning 22.33% for the period, as measured by the EMBI+, continued to benefit from rising oil and gas prices as well as political stability. Moroccan debt returned 14.22% for the period as measured by the EMBI+, trailing the EMBI+. Morocco's economy is highly dependent on the performance of its agricultural sector and a recent shortage of rainfall reduced the country's growth expectations from 8% to 10% down to 4% to 5%. The privatization of Maroc Telecom occurred in late December 2000. The government will receive $2.2 billion from Vivendi Universal, which should help finance its budget deficit.

o Russia. Russian fixed-income securities returned 38.77% for the period as measured by the EMBI+, supported primarily by sustained oil prices. We believe Russia made excellent progress during the period toward improving its credit quality. Russia's hard currency reserves doubled from 1999 levels and stood in excess of $30 billion at the end of the period. We believe the 2001 budget that the Russian Federation Council approved at the end of 2000 is conservative and that the London Club 8 financing received in August 2000 will make Russia's 2001 debt service obligations very manageable. Russia's attractiveness to investors further improved when the government decided to pay its Paris Club debts in January and February and assured it would meet all of its remaining 2001 Paris Club obligations on time. The period ended positively as the government and the IMF made progress on structural reform objectives for 2001, which include: tax reform; the

---------------

6 GDP (Gross Domestic Product) is the total market value of all final goods and services produced within a country in one year.

7 Spread duration is the sensitivity of a bond's price to movements in dollar credit spreads. The spread duration of a bond is the percentage change in price for a 100 basis point change in the bond, all else remaining constant.

8 The London Club is an informal group of sovereign lenders who have extended credit to sovereign governments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

  introduction of a customs regime acceptable to the WTO 9; the reduction and streamlining of regulatory procedures; and an improvement in accounting standards. We remained overweight Russia relative to the EMBI+ throughout the period.

o Turkey. Turkish fixed-income securities generally were the worst performers in the EMBI+ for the period as measured by the EMBI+, returning a negative 2.97%. The November banking crisis became a full-scale balance of payments crisis, which ultimately led to the devaluation of its currency, the lira. The IMF granted the Turkish Treasury over $20 billion in financial aid during the course of the period in an attempt to restore confidence in the domestic banking sector. Recently, Stanley Fischer of the IMF provided the most unequivocal statement of support for Turkey since the devaluation, arguing that it deserves the support of the international community and that it will receive that support. We believe that although the potential for negative political surprises has somewhat diminished, the political situation still remains unpredictable. We will continue to closely monitor developments in Turkey.

OUTLOOK

Emerging debt markets have come under pressure prompted by the developed world's economic slowdown, the poor performance of the equity markets, and the financial woes of Turkey and Argentina. While we have attempted to reduce the Fund's exposure to market risk over the past few months, we believe the long-term outlook for the asset class remains attractive. We plan to continue to remain invested in a diversified portfolio of emerging market debt securities.

In a continuing effort to provide timely information about the Fund, shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your account, please call American Stock Transfer & Trust Company at 1-800-937-5449, or 1-718-921-8200 if you are calling from within New York City.

Thank you for your investment in the Fund. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ Stephen J. Treadway               /s/ Heath B. McLendon

Stephen J. Treadway                   Heath B. McLendon
Co-Chairman of the Board              Co-Chairman of the Board


/s/ Peter J. Wilby                    /s/ James E. Craige

Peter J. Wilby                        James E. Craige
Executive Vice President              Executive Vice President


----------------

9 The WTO (World Trade Organization) is a group of 141 countries that deal with the global rules of trade among nations, seeking to ensure that trade flows as smoothly, predictably and freely as possible.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments
May 31, 2001

     PRINCIPAL
    AMOUNT (a)    BONDS+ -- 93.2%                                                           VALUE
-----------------------------------------------------------------------------------------------------

                  ARGENTINA -- 12.6%

                  Republic of Argentina:
  Peso 6,600,000    8.750% due 7/10/02 ..............................................    $ 6,056,045
       1,000,000    14.250% due 11/30/02* ...........................................        980,000
      28,250,000    13.969% due 4/10/05*(b) .........................................     25,213,125
         500,000    11.750% due 2/12/07# ............................................        405,000
         710,000    11.750% due 4/7/09 ..............................................        573,325
  Peso 2,482,491    BOCON, Pro 1, 2.905% due 4/1/07* ................................      1,748,012
                                                                                         -----------
                                                                                          34,975,507
                                                                                         -----------

                  BRAZIL -- 22.8%

                  Federal Republic of Brazil:
       5,450,000    9.625% due 7/15/05 ..............................................      5,020,812
         631,000    12.750% due 1/15/20 .............................................        561,117
      32,068,000    12.250% due 3/6/30 ..............................................     26,937,120
      18,276,000    11.000% due 8/17/40 .............................................     13,515,102
      21,552,941    NMB, Series L, 5.500% due 4/15/09* ..............................     17,404,000
                                                                                         -----------
                                                                                          63,438,151
                                                                                         -----------

                  BULGARIA -- 6.3%

      22,250,000  Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12* ........     17,494,091
                                                                                         -----------

                  COLUMBIA -- 4.7%

                  Republic of Columbia:
       1,600,000    8.700% due 2/15/16 ..............................................      1,190,880
      12,910,000    11.750% due 2/25/20 .............................................     11,941,750
                                                                                         -----------
                                                                                          13,132,630
                                                                                         -----------
                  COSTA RICA -- 1.2%

                  Republic of Costa Rica:
         800,000    9.995% due 8/1/20# ..............................................        890,000
       2,500,000    Principal Bond, Series B, 6.250% due 5/21/15 ....................      2,325,000
                                                                                         -----------
                                                                                           3,215,000
                                                                                         -----------
                  ECUADOR -- 3.2%

                  Republic of Ecuador:
       6,220,000    4.000% due 8/15/30*, # ..........................................      2,539,315
      15,525,000    4.000% due 8/15/30* .............................................      6,338,081
                                                                                         -----------
                                                                                           8,877,396
                                                                                         -----------

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

May 31, 2001


     PRINCIPAL
    AMOUNT (a)    BONDS+ -- 93.2% (continued)                                               VALUE
-----------------------------------------------------------------------------------------------------

                  INDONESIA -- 0.5%

       2,000,000  APP China Group Ltd, 14.000% due 3/15/10#(c)(d) ...................    $   115,000
       5,804,260  Pt Polytama Propindo, 11.250% due 6/15/07(c)(d) ...................        304,724
                  Tjiwi Kimia International Finance Company B.V.:
       1,000,000    13.250% due 8/1/01(e) ...........................................        165,000
       5,000,000    10.000% due 8/1/04(e) ...........................................        825,000
                                                                                         -----------
                                                                                           1,409,724
                                                                                         -----------
                  IVORY COAST -- 0.9%

      16,225,000  Republic of Ivory Coast, 2.000% due 3/31/18* ......................      2,433,750
                                                                                         -----------

                  JAMAICA -- 0.2%

         500,000  Government of Jamaica, 12.750% due 9/1/07# ........................        550,000
                                                                                         -----------

                  MEXICO -- 6.3%

       2,000,000  Hylsa S.A. de C.V., 9.250% due 9/15/07 ............................      1,260,000
                  United Mexican States:
         270,000    9.875% due 2/1/10 ...............................................        293,827
      17,125,000    8.125% due 12/30/19 .............................................     16,046,125
                                                                                         -----------
                                                                                          17,599,952
                                                                                         -----------
                  PANAMA -- 1.5%

       5,092,065  Republic of Panama, PDI, 6.4375% due 7/17/16*(f) ..................      4,200,954
                                                                                         -----------

                  PERU -- 0.4%

                  Republic of Peru:
       1,285,000    FLIRB, 4.000% due 3/7/17* .......................................        717,191
         440,000    PDI Bond, 4.500% due 3/7/17* ....................................        273,900
                                                                                         -----------
                                                                                             991,091
                                                                                         -----------
                  PHILIPPINES -- 3.8%

      12,325,000  Republic of the Philippines, 9.875% due 1/15/19 ...................     10,630,313
                                                                                         -----------

                  RUSSIA -- 5.6%

                  Russian Government:
      17,500,000    10.00% due 6/26/07 ..............................................     14,766,500
         600,000    8.250% due 3/31/10 ..............................................        437,460
         247,611    8.250% due 3/31/10# .............................................        180,533
         547,550    5.000% due 3/31/30*,# ...........................................        239,991
                                                                                         -----------
                                                                                          15,624,484
                                                                                         -----------
                  URUGUAY -- 1.0%

                  Republic of Uruguay:
       1,105,262    DCB, Series B, 7.125% due 2/19/07* ..............................      1,077,630
       1,764,705    NMB, 7.250% due 2/19/06* ........................................      1,729,411
                                                                                         -----------
                                                                                           2,807,041
                                                                                         -----------

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

May 31, 2001


     PRINCIPAL
    AMOUNT (a)    BONDS+ -- 93.2% (continued)                                               VALUE
-----------------------------------------------------------------------------------------------------

                  VENEZUELA -- 22.2%
                  Republic of Venezuela:
      10,104,000    13.625% due 8/15/18 .............................................    $ 9,851,400
      34,265,000    9.250% due 9/15/27 ..............................................     23,617,151
         750,000    DISC, Series W-A, 5.125% due 3/31/20* ...........................        583,125
       7,000,000    DISC, Series W-B, 4.875% due 3/31/20* ...........................      5,442,500
      15,000,149    FLIRB, Series A, 5.6875% due 3/31/07* ...........................     12,647,000
         428,572    FLIRB, Series B, 5.6875% due 3/31/07* ...........................        361,339
      10,924,773    NMB, 7.500% due 12/18/05* .......................................      9,286,057
                                                                                         -----------
                                                                                          61,788,572
                                                                                         -----------
                  TOTAL BONDS (cost -- $265,088,270) ................................    259,168,656
                                                                                         -----------



                  LOAN PARTICIPATIONS+,++-- 6.0%
------------------------------------------------------------------------------------------------------

                  The People's Democratic Republic of Algeria:
          33,648    Tranche 1, 5.8125% due 9/4/06* (Chase Manhattan Bank) ...........         29,989
      11,935,526    Tranche 3, 5.8125% due 3/4/10* (Chase Manhattan Bank) ...........     10,025,842
       2,750,000  Government of Jamaica, Tranche B, 7.5625% due 11/15/04*
                    (Chase Manhattan Bank, Morgan Guaranty Trust Company)............      2,523,125
                  Kingdom of Morocco:
       2,325,000    Tranche A, 5.09375% due 1/1/09* (Chase Manhattan Bank)                 2,130,281
         529,406    Tranche B, 5.09375% due 1/1/04*(Morgan Stanley Emerging
                    Markets, Inc.)...................................................        481,098
       3,000,000  Russian Government, Foreign Trade Obligation(e) (Bank of America)        1,410,000
                                                                                         -----------
                  TOTAL LOAN PARTICIPATIONS (cost -- $16,711,741)....................     16,600,335
                                                                                         -----------



     NUMBER OF
     CONTRACTS    PURCHASED CALL OPTIONS (d) -- 0.3%
------------------------------------------------------------------------------------------------------

                  Russian Government:
             160    10.000% due 6/26/07, Call @ 84.25, Expire 7/2/01*** .............        144,000
             630    8.250% due 3/31/10, Call @ 72.75, Expire 6/7/01##,*** ...........        409,500
             330    2.500% due 3/31/30, Call @ 43.625, Expire 7/2/01*** .............        330,000
                                                                                         -----------
                  TOTAL PURCHASED OPTIONS (cost-- $883,500)..........................        883,500
                                                                                         -----------

     SHARES       RIGHTS (d) -- 0.3%
------------------------------------------------------------------------------------------------------

      70,000,000  United Mexican States Rights, expire 6/3/03 (Cost -- $1,030,000) ..        945,000
                                                                                         -----------

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments (concluded)
May 31, 2001

     WARRANTS     WARRANTS (e) -- 0.0%                                                      VALUE
------------------------------------------------------------------------------------------------------

          2,000+  Asia Pulp and Papers Warrants, expire 3/15/05# (Cost -- $0)           $        200
                                                                                        ------------

     PRINCIPAL
     AMOUNT (a)    REPURCHASE AGREEMENT## -- 0.2%
------------------------------------------------------------------------------------------------------

     $   645,000  UBS Warburg LLC, 4.000%, $645,072 due 6/1/01
                    (collateralized by $532,000 U.S. Treasury Bond, 7.875%
                    due 2/15/21, valued at $658,350) (Cost-- $645,000)...............        645,000
                                                                                        ------------
                  TOTAL INVESTMENTS-- 100.0% (Cost-- $284,358,511**).................   $278,242,691
                                                                                        ============

---------------
  (a) Principal denominated in U.S. dollars unless otherwise indicated.

  (b) Coupon rate is derived from a formula based on the yields of other Argentina global bonds.

  (c) Security is currently in default.

  (d) Non-income producing security.

  (e) Security is in default subsequent to year end.

  (f) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.

  * Rate shown reflects rate in effect at May 31, 2001 on instrument with variable rates or step coupon rates.

  **  Aggregate cost for federal income tax purposes is substantially the same.

  *** Security valued at fair value.

  + All or portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.

  ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.

  # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institu tional investors.

  ## The following securities were segregated at May 31, 2001 to cover outstanding written put options:


PRINCIPAL AMOUNT/
   NUMBER OF                                     MARKET VALUE                                      NUMBER OF
   CONTRACTS      SECURITIES SEGREGATED          OF SECURITIES       WRITTEN PUT OPTIONS           CONTRACTS
----------------  ---------------------          -------------       -------------------           ---------
  $645,000        Repurchase Agreement,                            Russian Government, 10.000% due
                  UBS Warburg LLC, 4.000%                          6/26/07 @ 84.25, Expire 7/2/01      160
                  due 6/1/01                       $645,000        Russian Government, 8.250% due
       630        Russian Government, 8.250% due                   3/31/10 @ 72.75, Expire 6/7/01      630
                  3/31/10, Purchased Call Option                   Russian Government, 2.500% due
                  @ 72.75, Expire 6/7/01            409,500        3/31/30 @ 43.63, Expire 7/2/01      330


   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities
May 31, 2001

ASSETS

  Investments, at value (cost -- $ 284,358,511)......................................   $278,242,691
  Receivable for securities sold.....................................................     89,269,535
  Interest receivable................................................................      7,037,705
  Prepaid expenses...................................................................         18,656
                                                                                        ------------
  Total Assets.......................................................................    374,568,587
                                                                                        ------------

LIABILITIES

  Payable to bank....................................................................            132
  Loan payable (Note 4)..............................................................    100,000,000
  Written options, at fair value (Premium received-- $985,200).......................        985,200
  Payable for securities purchased...................................................        883,500
  Interest payable on loan...........................................................        274,363
  Management fee payable (Note 2)....................................................        274,192
  Accrued expenses...................................................................        253,560
                                                                                        ------------
  Total Liabilities..................................................................    102,670,947
                                                                                        ------------
  Net Assets.........................................................................   $271,897,640
                                                                                        ============
NET ASSETS

  Common Stock ($0.001 par value, authorized
    100,000,000; 23,587,395 shares outstanding)......................................   $     23,587
  Additional paid-in capital.........................................................    325,527,228
  Undistributed net investment income................................................      4,072,736
  Accumulated net realized loss on investments.......................................    (51,617,110)
  Net unrealized depreciation on investments and foreign currencies..................     (6,108,801)
                                                                                        ------------
  Net Assets.........................................................................   $271,897,640
                                                                                        ============

NET ASSET VALUE PER SHARE ($271,897,640 / 23,587,395 shares).........................         $11.53
                                                                                              ======

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations
For the Year Ended May 31, 2001

INCOME

  Interest (includes discount accretion of $12,851,322)..............................    $ 53,542,720

EXPENSES

  Interest on loan.....................................................    $8,550,358
  Management fee.......................................................     3,215,737
  Custodian............................................................       121,225
  Printing.............................................................        75,050
  Audit and tax services...............................................        56,845
  Legal................................................................        54,600
  Listing fees.........................................................        33,959
  Transfer agent expenses..............................................        33,865
  Directors' fees and expenses.........................................        33,215
  Other ...............................................................        39,793      12,214,647
                                                                           ----------    ------------
Net Investment Income................................................................      41,328,073
                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS

  Net Realized Gain on:
    Investments......................................................................      25,760,579
    Written options..................................................................         (36,143)
    Foreign currency transactions....................................................       1,075,950
                                                                                         ------------
  Net Realized Gain..................................................................      26,800,386
                                                                                         ------------

  Net Change in Unrealized Depreciation on:
    Investments......................................................................     (13,080,997)
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................        (210,515)
                                                                                         ------------
    Increase in Net Unrealized Depreciation..........................................     (13,291,512)
                                                                                         ------------
Net Gain on Investments and Foreign Currency Transactions ...........................      13,508,874
                                                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................................    $ 54,836,947
                                                                                         ============

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Changes in Net Assets
For the Year Ended May 31, 2001
and May 31, 2000

                                                                          2001               2000
-------------------------------------------------------------------------------------------------------

OPERATIONS

  Net investment income............................................. $ 41,328,073        $ 33,328,711
  Net realized gain.................................................   26,800,386          10,223,710
  (Increase) decrease in net unrealized depreciation................  (13,291,512)         21,148,019
                                                                     ------------        ------------
  Increase in Net Assets From Operations............................   54,836,947          64,700,440
                                                                     ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income.............................................  (38,751,801)        (38,496,993)
  Net realized gains................................................      --                   --
                                                                     ------------        ------------
  Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................  (38,751,801)        (38,496,993)
                                                                     ------------        ------------

FUND SHARE TRANSACTIONS

  Proceeds from shares issued in reinvestment of dividends
    (153,712 and 268,061 shares issued).............................    1,752,961           2,849,104
                                                                     ------------        ------------

Total Increase in Net Assets........................................   17,838,107          29,052,551
                                                                     ------------        ------------

NET ASSETS

  Beginning of year.................................................  254,059,533         225,006,982
                                                                     ------------        ------------
  End of year (includes undistributed net investment income of
    $4,072,736 and $420,512, respectively).......................... $271,897,640        $254,059,533
                                                                     ============        ============


Statement of Cash Flows
For the Year Ended May 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

  Purchases of securities............................................................   $(761,376,510)
  Net sales of short-term investments................................................      18,167,773
  Proceeds from sales of securities and principal paydowns...........................     751,057,024
                                                                                        -------------
                                                                                            7,848,287

  Net investment income..............................................................      41,328,073
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Accretion of discount on investments.............................................     (12,851,322)
    Net change in receivables/payables related to operations.........................         673,152
                                                                                        -------------
    Net Cash Provided by Operating Activities........................................      36,998,190
                                                                                        -------------

CASH FLOWS USED BY FINANCING ACTIVITIES:

  Proceeds from shares issued in reinvestment of dividends...........................       1,752,961
  Dividends and distributions paid...................................................     (38,751,801)
                                                                                        -------------
  Net Cash Used by Financing Activities..............................................     (36,998,840)
                                                                                        -------------

Net Decrease in Cash.................................................................            (650)
Cash at Beginning of Year............................................................             518
                                                                                        -------------
Payable to Bank at End of Year.......................................................   $        (132)
                                                                                        =============

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund invests primarily in U.S. dollar denominated debt securities of government and government related issuers located in emerging market countries, and of entities organized to restructure the outstanding debt of these issuers.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed income securities. Adopting this acounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this accounting principle will not be material to the financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended May 31, 2001, the Fund paid interest expense of $8,685,472.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with PIMCO Advisors LP (the "Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

     The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At May 31, 2001 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the year ended May 31, 2001 aggregated $762,260,010 and $827,305,206, respectively. The federal income tax cost basis of the Fund's investments at May 31, 2001 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $16,135,395 and $22,251,215, respectively, resulting in a net unrealized depreciation on investments of $6,115,820.

     The following written put option transactions occurred during the year ended May 31, 2001.

                                                                           Number of
                                                                           Contracts        Premium
                                                                           ---------      ----------
     Options written, outstanding at May 31, 2000                              --         $    --
     Options written during the year ended May 31, 2001                       2,222        2,013,532
     Options canceled in closing purchase transactions                       (1,102)      (1,028,332)
     Options expired                                                           --              --
                                                                             ------       ----------
     Options written, outstanding at May 31, 2001                             1,120       $  985,200
                                                                             ======       ==========

     The following represents the written put options open at May 31, 2001:

   Number of                                                                 Strike
   Contracts                                                  Expiraton      Price          Value
   ---------                                                  ---------      ------       ---------
      160      Russian Government, 10.000% due 6/26/07          7/2/01       84.25        $(211,200)
      630      Russian Government, 8.250% due 3/31/10           6/7/01       72.75         (378,000)
      330      Russian Government, 2.500% due 3/31/30           7/2/01       43.63         (396,000)
                                                                                          ---------
               Total Written Put Options
                 (Premium received-- $985,200)                                            $(985,200)
                                                                                          =========

     In the year ended May 31, 2001, permanent book/tax differences were reclassified from accumulated net realized loss on investments to undistributed net investment income.

4.   BANK LOAN

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Barings (U.S.) Capital LLC. The interest rate on the loan is 5.81% and the maturity date is November 15, 2001. The collateral for the loan was valued at $363,055,747 on May 31, 2001 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at May 31, 2001 was $16,600,335.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

5.   LOAN PARTICIPATIONS/ASSIGNMENTS (CONCLUDED)

any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 31, 2001, the Fund has a concentration of risk in sovereign debt of emerging market countries.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of May 31, 2001, the Fund has no outstanding forward contracts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (concluded)

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONCLUDED)

     The Fund enters into option transactions as part of its investment strategy or to hedge against possible changes in the market value of certain securities held. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

9.   DIVIDEND SUBSEQUENT TO MAY 31, 2001

     On April 20, 2001, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on June 29, 2001 to shareholders of record June 12, 2001.

10.  CAPITAL LOSS CARRYFORWARD

     At May 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $45,948,000, available to offset future capital gains through May 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and date of expiration of the carryforward losses is indicated below:

                May 2007                           May 2008
              -----------                        -----------
              $34,136,600                        $11,811,400

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                                                     YEAR ENDED
                                                  --------------------------------------------------
                                                  MAY 31,   MAY 31,    MAY 28,   MAY 29,     MAY 31,
                                                   2001      2000       1999      1998        1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........   $10.84     $ 9.71    $15.03     $17.19     $13.54
                                                 ------     ------    ------     ------     ------
Net investment income.........................     1.80       1.36      1.78       1.68       1.74
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...............................     0.54       1.41     (4.45)     (0.86)      3.56
                                                 ------     ------    ------     ------     ------
Total from investment operations..............     2.34       2.77     (2.67)      0.82       5.30
                                                 ------     ------    ------     ------     ------
Dividends to shareholders from net
   investment income..........................    (1.65)     (1.65)    (1.80)     (1.59)     (1.50)
Dividends to shareholders from net
   realized capital gains.....................       --         --     (0.88)     (1.39)     (0.15)
                                                 ------     ------    ------     ------     ------
Total dividends and
   distributions to shareholders..............    (1.65)     (1.65)    (2.68)     (2.98)     (1.65)
                                                 ------     ------    ------     ------     ------
Increase in net asset value due to shares
   issued on reinvestment of dividends........       --       0.01      0.03         --         --
                                                 ------     ------    ------     ------     ------
Net increase (decrease) in net asset value....     0.69       1.13     (5.32)     (2.16)      3.65
                                                 ------     ------    ------     ------     ------
Net asset value, end of period................   $11.53     $10.84    $ 9.71     $15.03     $17.19
                                                 ======     ======    ======     ======     ======
Per share market value, end of period.........   $12.65   $10.8125   $11.875   $15.4375     $15.75
                                                 ======   ========   =======   ========     ======
Total investment return based on market
   price per share (a)........................   35.06%     5.83%     -0.43%     17.51%     26.84%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense..................................    4.55%      4.45%     4.00%      3.14%      3.34%
   Total expenses, excluding interest
     expense (operating expenses).............    1.37%      1.39%     1.35%      1.35%      1.37%
   Net investment income......................   15.41%     13.52%    17.52%     10.16%     11.29%
Supplemental Data:
   Net assets, end of period (000)............ $271,898   $254,060  $225,007   $335,080   $377,252
   Portfolio turnover rate....................     225%        93%      148%       136%       172%
   Bank loan outstanding, end of period (000). $100,000   $100,000  $100,000   $100,000   $100,000
   Asset coverage (000)....................... $371,898   $354,010  $325,507   $435,080   $477,252
   Interest rate on bank loan, end of period..    5.81%   8.67125%     6.83%   6.28125%      6.50%
   Weighted average bank loan (000)........... $100,000   $100,000  $100,000   $100,000   $100,000
   Weighted average interest rate.............    8.55%      7.55%     6.11%      6.46%      6.67%

-------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE EMERGING MARKETS INCOME FUND II INC

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund II Inc (the "Fund") at May 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 27, 2001

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

PT H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Directors                                                              The Emerging Markets
                                                                       Income Fund II Inc
CHARLES F. BARBER, emeritus Director
      Consultant; formerly Chairman,                                         7 World Trade Center
      ASARCO Incorporated                                                     New York, New York 10048
                                                                             For information call (toll free)
LESLIE H. GELB                                                               1-888-777-0102
      President, The Council
      on Foreign Relations                                             INVESTMENT MANAGER
                                                                             PIMCO Advisors LP
HEATH B. MCLENDON                                                            800 Newport Center Drive
      Co-Chairman of the Board;                                              Newport Beach, California 92660
      Managing Director, Salomon
      Smith Barney Inc.                                                INVESTMENT ADVISER
      President and Director, Smith Barney Fund                              Salomon Brothers Asset Management Inc
      Management LLC and Travelers Investment                                7 World Trade Center
      Advisers, Inc.                                                         New York, New York 10048

RIORDAN ROETT
      Professor and Director,                                          CUSTODIAN
      Latin American Studies Program,                                        Brown Brothers Harriman & Co.
      Paul H. Nitze School of Advanced                                       40 Water Street
      International Studies,                                                 Boston, Massachusetts 02109
      Johns Hopkins University
                                                                       DIVIDEND DISBURSING AND TRANSFER AGENT
JESWALD W. SALACUSE                                                          American Stock Transfer &Trust Company
      Henry J. Braker Professor of                                           40 Wall Street
      Commercial Law, and formerly Dean,                                     New York, New York 10005
      The Fletcher School of Law & Diplomacy
      Tufts University                                                 INDEPENDENT ACCOUNTANTS
                                                                             PricewaterhouseCoopers LLP
STEPHEN J. TREADWAY                                                          1177 Avenue of the Americas
      Co-Chairman of the Board;                                              New York, New York 10036
      Executive Vice President,
      PIMCO Advisors LP                                                LEGAL COUNSEL
      Chairman and President,                                                Simpson Thacher & Bartlett
      PIMCO Funds Distributors LLC                                           425 Lexington Avenue
                                                                             New York, New York 10017

                                                                       NEW YORK STOCK EXCHANGE SYMBOL
                                                                             EDF

Officers

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      Co-Chairman of the Board

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON B. SCHOTT, JR.
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                 The Emerging Markets
                 Income Fund II Inc

                 Annual Report

                 May 31, 2001

--------------------------------------------------------
                 The Emerging Markets Income Fund II Inc
                 --------------------------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT No. 169
                                STATEN ISLAND, NY


                                                                     EDFANN 5/01